Exhibit 10.47

CERTAIN IMMATERIAL PROVISIONS OF THIS DOCUMENT THAT WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED (INDICATED BY AN ASTERISK [***]) HAVE BEEN OMITTED PURSUANT TO ITEM 601(b)(2) OF REGULATION S-K. A COPY OF THE UNREDACTED DOCUMENT WILL BE FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST.

AMENDMENT NO. 10 TO

THE DESIGN AND DEVELOPMENT AGREEMENT (Step 2)

This Amendment No. 10 to the Design and Development Agreement (Step2) (“Amendment”) is entered into as of the date of last signature below by and between HAPSMobile Inc. and AeroVironment, Inc. to amend the Design and Development Agreement (Step2) made as of December 27, 2017 (as amended by Amendment No.1 as of March 30, 2018, Amendment No.2 as of June 25, 2018, Amendment No.3 as of August 28, 2018, Amendment No.4 as of December 5, 2018, Amendment No.5 as of March 19, 2019, Amendment No.6 as of March 29, 2019, Amendment No.7 as of April 24, 2019, Amendment No.8 as of June 20, 2019 and Amendment No.9 as of December 2, 2019 between HAPSMobile and AV) (collectively, the “DDA”).

Background

The Parties hereby agree to amend the total fees of Design and Development for Step 2 due to the changes of the project schedule and the Statement of Work as set forth herein (the “Change”).

Therefore, to formalize and reflect both the Changes, the Parties hereby agree with the amendments to the DDA as follows:

Amendments

1. Section 4 “Fifth Work Order and Optional Order” of Attachment F (INVOICE AND INCURRED COSTS DOCUMENTATION) to the DDA (as amended by the Amendments No.9) is hereby deleted in its entirety and replaced with the following clauses:

4. Fifth Work Order and Optional Orders

4.1 Order Schedule

The Fifth Work Order and the following Optional Orders will be organized as follows;

Name	Covered SoW	Covered Milestone	WO value (USD)	WO due date
The fifth Work Order	[***]	[***]	[***]	[***]
The sixth Work Order	[***]	[***]	[***]	[***]
Optional Order #1	[***]	[***]	[***]	[***]

*remark

Definition	Meaning	Decision Due Date
[***]	[***]	[***]
Flight Location Change	Additional tasks associated with; a) a change from the original flight location, Lanai, to an alternate site	[***]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K

b)
detailed flight test planning of [***] to be tested and related planning optimization of other flight test campaign.

In case either Party may request changes to the conditions defined in Attachments A, C, D, E, F or H relating the task herein defined, then follows the procedures defined in Clause 2.4 in DDA or Attachment G ("Change Control").

HM shall issue the fifth Work Order as defined above, and HM may issue the Optional Order by fully HM’s option considering [***] but until WO due date defined as the above.

2. All other terms and conditions not specifically modified or amended herein remain in full force and effect as provided for in the DDA and its Attachments, including Amendments 1 through 9. Capitalized terms, unless otherwise defined herein, shall have the meaning set forth in the DDA. This Amendment may only be modified or amended by a written document executed by the parties hereto.

IN WITNESS WHEREOF the Parties hereto have signed and executed this Amendment on the date(s) below.

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K

IN WITNESS WHEREOF the Parties hereto have signed and executed this Amendment on the date(s) below.

SIGNED for and on behalf of HAPSMobile Inc. By: ../s/ Yoshihito Shimazaki.........………….. Name: Yoshihito Shimazaki Title: Board of Director, Senior Vice President Date: 01/24/2020	SIGNED for and on behalf of AeroVironment, Inc. By: ..../s/ Mike Cross.................………….. Name: Mike Cross Title: VP of HAPS Date: 2/25/20

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K